SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 AUGUST 19, 2003
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           MAXCOR FINANCIAL GROUP INC.
                -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                     0-25056                  59-3262958
----------------------------    ------------------------     ----------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                          ONE SEAPORT PLAZA, 19TH FLOOR
                                 NEW YORK, NEW YORK
                   ----------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      10038
                                    --------
                                   (ZIP CODE)


                                 (646) 346-7000
               ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                   -------------------------------------------
                   (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                               SINCE LAST REPORT)

                         The Exhibit Index is on Page 4

                                Page 1 of 6 Pages

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)         EXHIBITS.

99.1        Press Release, dated August 19, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

            On August 19, 2003, Maxcor Financial Group Inc. (the "Registrant") issued a press release announcing it will recognize in Q3 2003 a one-time, pre-tax gain of approximately $10.8 million ($5.8 million after tax) on its property insurance recovery in connection with its September 11th related property damage claims. The press release is furnished herewith and attached hereto as Exhibit 99.1.

            The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

                                Page 2 of 6 Pages

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/  STEVEN R. VIGLIOTTI
                                        ----------------------------------------
                                        Name:  Steven R. Vigliotti
                                        Title: Chief Financial Officer

Date: August 19, 2003


                                Page 3 of 6 Pages

                                  EXHIBIT INDEX

Exhibit No.                     Description                       Page No.
-----------                     -----------                       --------

99.1                    Press Release, dated August 19, 2003         5



                                Page 4 of 6 Pages